SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2004

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Item 5.    OTHER EVENTS

On August 16, 2004, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

                (c)           Exhibits

EXHIBIT NO.	DESCRIPTION
99	Registrant’s press release dated August 16, 2004.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Mary J. McGinn
Name: Mary J. McGinn
Title: Assistant Secretary

Dated: August 16, 2004

EXHIBIT INDEX

NUMBER	DESCRIPTION	SEQUENTIAL PAGE NUMBER
99	Registrant’s press release dated August 16, 2004.	5